UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 20, 2001
                                                       ------------------


                              INTERMOST CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                       0-30430                   87-0418721
----------------------------      -------------           ----------------------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 file number)           Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
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              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On January 20, 2001, Intermost Corporation ("Intermost") completed the acquisition of a 58.3% interest in Hong Kong (China) Huifeng Group Limited ("HK Huifeng"). The acquisition was effected in accordance with an Agreement pursuant to which Intermost paid agreed consideration of approximately $469,892, of which $176,470, was paid in cash from cash on hand and $293,422 was paid through the issuance of 510,300 shares of Intermost common stock.

     H.K. Huifeng is engaged in the provision of Internet security services, systems integration and software development services. H.K. Huifeng's operations are conducted primarily in Hong Kong through a staff of eight.

     The acquisition price for the shares of HK Huifeng was negotiated between Intermost and the Seller based on the current and projected revenues of HK Huifeng and technical ability of HK Huifeng's staff. The shares of H.K. Huifeng acquired by Intermost were acquired from the existing principal shareholder of H.K. Huifeng, J.R. Hi-Tech Investment Corporation.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

                  It is impractical to provide the required financial statements of H.K. Huifeng at the time this report is being filed. The required financial statements of H.K. Huifeng will be filed by amendment to this report within 60 days after the due date of this report.

         (b)      Pro Forma Financial Information

                  It is impractical to provide the required pro forma financial information at the time this report is being filed. The required pro forma financial information will be filed by amendment to this report within 60 days after the due date of this report.

         (c)      Exhibits

                   Exhibit
                   Number                   Description
                   --------                --------------

                    10.1 Subscription  Agreement  dated October 24, 2000, by and among Intermost Corporation, J.R. Hi-Tech Investment Corporation, Xinlei Wang and Yong Jiang

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERMOST CORPORATION

Dated: January 30, 2001
                                                By: /s/ Jun Liang
                                                   ------------------------
                                                      Jun Liang
                                                      President

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